UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2012 (March 27, 2012)

Tyco International Ltd.

(Exact name of registrant as specified in its charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
(Commission File Number)

Freier Platz 10
CH-8200 Schaffhausen, Switzerland
(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2012, Tyco International Ltd. (“Tyco”) announced that it had entered into (i) a Merger Agreement (the “Merger Agreement”), dated as of March 27, 2012, with Tyco Flow Control International Ltd. (“Flow Control”), a direct wholly-owned subsidiary of Tyco, Panthro Acquisition Co. (“AcquisitionCo”), a newly formed direct wholly-owned subsidiary of Flow Control, Panthro Merger Sub, Inc. (“Merger Sub”), a newly formed direct wholly-owned subsidiary of AcquisitionCo, and Pentair, Inc. (“Pentair”) and (ii) a Separation and Distribution Agreement (the “Separation Agreement”), dated as of March 27, 2012, with Flow Control and The ADT Corporation (“ADT”), a newly formed indirect wholly-owned subsidiary of Tyco.

The following descriptions of the Merger Agreement and the Separation Agreement, and the transactions contemplated thereby, are included to provide you with information regarding their terms.  They do not purport to be a complete description and are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

Merger Agreement

The Merger Agreement provides that Merger Sub will merge (the “Merger”) with and into Pentair, with Pentair as the surviving corporation.  As a result of the Merger, Pentair will become a direct wholly-owned subsidiary of AcquisitionCo and an indirect wholly-owned subsidiary of Flow Control.  The Merger will occur immediately following the pro-rata distribution to Tyco shareholders of all of the common shares of Flow Control owned by Tyco (the “Distribution”).  At the effective time of the Merger, each outstanding share of Pentair common stock, other than shares owned by any subsidiary of Pentair or Flow Control (which will remain outstanding but will not be entitled to receive the Merger consideration), will be converted into the right to receive one fully paid and nonassessable Flow Control common share.  Upon consummation of the Merger, on a fully-diluted basis the then-existing Flow Control shareholders will own approximately 52.5% of the outstanding common shares of Flow Control and Pentair shareholders will own approximately 47.5%.

The Merger Agreement provides that, following the Merger, the board of directors of Flow Control will be comprised of the persons serving on the board of directors of Pentair as of the mailing of Tyco’s proxy statement and up to two persons to be selected by Tyco and reasonably acceptable to Pentair.

The consummation of the Merger is subject to certain customary conditions, including, among others: (i) approval of the Distribution by Tyco shareholders and the consummation of the Distribution  in accordance with the Separation Agreement; (ii) approval of the Merger by Pentair shareholders; (iii) the effectiveness of the registration statements to be filed with the Securities and Exchange Commission and the approval for listing on the New York Stock Exchange of Flow Control common shares to be issued in the Merger; (iv) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and receipt of certain other antitrust approvals; (v) receipt of a solvency opinion with respect to Tyco and Flow Control; (vi) a maximum market capitalization of Flow Control; (vii) subject to certain exceptions, the accuracy of representations and warranties; and (viii) receipt of customary tax opinions.

The Merger Agreement contains customary representations, warranties and covenants, including covenants providing for each of the parties (i) to use reasonable best efforts to cause the Merger to be consummated, (ii) not to solicit alternative transactions, (iii) in the case of Pentair, to call and hold a special shareholders’ meeting and recommend the approval of the Merger Agreement and (iv) in the case of Tyco, to call and hold a special shareholders’ meeting and recommend the approval of the Distribution.

Pentair is generally prohibited from soliciting competing acquisition proposals and may not provide non-public information or discuss or negotiate a competing acquisition proposal unless, following receipt of an unsolicited competing proposal, the Pentair Board of Directors concludes in good faith that (i) the proposal is reasonably likely to lead to a proposal that is superior to the Merger and (ii) the failure to take such action would be inconsistent with the Board of Directors’ duties under applicable laws.  Tyco is generally prohibited from soliciting competing acquisition proposals for either Tyco or Flow Control and may not provide non-public information or discuss or negotiate a competing acquisition proposal for either Tyco or Flow Control unless, following receipt of an unsolicited competing proposal, the Tyco Board of Directors concludes in good faith that (i) the proposal is reasonably likely to lead to a proposal that is superior to the Merger, in the case of a Flow Control acquisition proposal, or the Merger and the proposed spin-off of ADT, collectively, in the case of a Tyco acquisition proposal, and (ii) the failure to take such action would be inconsistent with the Board of Directors’ duties under applicable laws.

The Merger Agreement contains certain termination rights for both Tyco and Pentair and further provides that, upon termination of the Merger Agreement under specified circumstances, certain termination fees may be payable:

•                  If (i) Tyco terminates the Merger Agreement because the Pentair Board of Directors has changed its recommendation in favor of the Merger, (ii) Pentair terminates the Merger Agreement to accept a superior acquisition proposal, (iii) either Tyco or Pentair terminates the Merger Agreement because the Merger has not been consummated prior to February 1, 2013, (iv) either Tyco or Pentair terminates the Merger Agreement because the approval of Pentair’s shareholders is not obtained or (v) Tyco terminates the Merger Agreement as a result of a breach by Pentair of its no-shop obligations and, in the case of clauses (iii), (iv) and (v), a Pentair takeover transaction was publicly announced and not withdrawn prior to termination and within 12 months of termination Pentair enters into a definitive agreement to consummate or consummates a takeover transaction, then Pentair must pay Tyco a $145 million termination fee.

•                  If (i) Pentair terminates the Merger Agreement because the Tyco Board of Directors has changed its recommendation in favor of the Distribution in connection with a Flow Control takeover proposal or because an intervening event occurs that is not related to a Tyco takeover proposal, (ii) either Tyco or Pentair terminates the Merger Agreement because the Merger has not been consummated prior to February 1, 2013, (iii) either Tyco or Pentair terminates the Merger Agreement because the approval of Tyco’s shareholders of the Distribution is not obtained or (iv) Pentair terminates the Merger Agreement as a result of a breach by Tyco of its no-shop obligations and, in the case of clauses (ii), (iii) and (iv), (x) a Flow Control takeover transaction or (y) a Tyco takeover transaction was publicly announced and not withdrawn prior to termination and within 12 months of termination Tyco enters into a definitive agreement to consummate or consummates a Flow Control takeover transaction or, in the case of clause (x) above, a Tyco takeover transaction, then Tyco must pay Pentair a $145 million termination fee.

•                  If (i) Pentair terminates the Merger Agreement because the Tyco Board of Directors has changed its recommendation in favor of the Distribution (other than in connection with a Flow Control takeover proposal or an intervening event not related to a Flow Control takeover proposal or a Tyco takeover proposal), (ii) either Tyco or Pentair terminates the Merger Agreement because the Merger has not been consummated prior to February 1, 2013, (iii) either Tyco or Pentair terminates the Merger Agreement because the approval of Tyco’s shareholders of the Distribution is not obtained or (iv) Pentair terminates the Merger Agreement as a result of a breach by Tyco of its no-shop obligations, and in the case of clauses (ii), (iii) and (iv) a Tyco takeover transaction was publicly announced and not withdrawn prior to termination and within 12 months of termination Tyco enters into a definitive agreement to consummate or consummates a Tyco takeover transaction, then Tyco must pay Pentair a $370 million termination fee.

Separation Agreement

Pursuant to the Separation Agreement, and subject to the terms and conditions set forth therein, Tyco will transfer Tyco’s flow control business to Flow Control and will subsequently separate Flow Control from Tyco in a spin-off (the “Separation”).

In order to effect the Separation, Tyco will engage in a series of preliminary restructuring transactions that results in, generally (i) the transfer to Flow Control and its subsidiaries all assets that “primarily” relate to the flow control business of Tyco, and the assumption by Flow Control and its subsidiaries of those liabilities that “primarily” relate to the flow control business of Tyco and (ii) the retention by Tyco of all assets and liabilities that “primarily” relate to the Tyco business (including assets and liabilities, if any, that relate to the ADT business).  On the distribution date, which the parties to the Separation Agreement intend to be September 28, 2012, each shareholder holding Tyco common shares that were outstanding as of the record date will be entitled to receive, in respect of each such Tyco common share, approximately 0.24 Flow Control common shares.  This distribution ratio is subject to adjustment, however, so that Pentair and Tyco shareholders own 47.5% and 52.5%, respectively, of the fully diluted equity using the treasury method under GAAP of the combined company upon consummation of the Merger.  Immediately following the Distribution, but before giving effect to the Merger, Tyco’s shareholders will own 100% of the outstanding common shares of Flow Control.

Under the terms of the Separation Agreement, each of Tyco and ADT, on the one hand, and Flow Control, on the other, are subject to reciprocal three-year non-compete obligations in respect of each other’s businesses, subject to customary exceptions.  Additionally, each of Tyco and Flow Control has agreed to indemnify the other following the Separation for liabilities related to their respective businesses.

In connection with the transactions contemplated by the Separation Agreement and the Merger Agreement, Tyco, Flow Control and ADT will enter into certain related ancillary agreements, including a Tax Sharing Agreement, License Agreements and a Transition Services Agreement.  Tyco’s obligation to effect the Distribution is subject to the satisfaction or waiver of the conditions applicable to Tyco contained in the Separation Agreement and the Merger Agreement, including each of Tyco and Pentair providing the other party a written irrevocable confirmation that the closing conditions are satisfied or will be waived and that they are ready to proceed with the Separation/Merger.

Item 8.01. Other Events.

Edward D. Breen, Chairman and Chief Executive Officer of Tyco, Randall J. Hogan, Chairman and Chief Executive Officer of Pentair, and John L. Stauch, Chief Financial Officer of Pentair, jointly hosted a conference call for investors on March 28, 2012 to discuss the planned Merger and Separation.  A transcript of the conference call is attached hereto as Exhibit 99.1 to this report on Form 8-K.

On March 28, 2012, Tyco also distributed a letter from Tyco’s Chairman and Chief Executive Officer, Edward D. Breen, to Tyco’s employees.  A copy of the letter to employees is attached hereto as Exhibit 99.2 to this report on Form 8-K.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this Form 8-K about Pentair, Inc. (“Pentair”), Tyco Flow Control International Ltd. (“Flow Control”) and Tyco International Ltd. (“Tyco”) are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Such statements may include statements about the expected effects on Pentair, Flow Control and Tyco of the proposed merger of Pentair and Flow Control (the “Merger”), the anticipated timing and benefits of the Merger, Pentair’s and Flow Control’s anticipated standalone or combined financial results and all other statements in this document other than historical facts.  Without limitation, any statements preceded or followed by or that include the words “targets”, “plans”, “believes”, “expects”, “intends”, “will”, “likely”, “may”, “anticipates”, “estimates”, “projects”, “should”, “would”, “expect”, “positioned”, “strategy”, “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements.  These statements are based on the current expectations of the management of Pentair, Flow Control and Tyco (as the case may be) and are subject to uncertainty and changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change.  Such risks, uncertainties and assumptions include: the satisfaction of the conditions to the Merger and other risks related to the completion of the Merger and actions related thereto; Pentair’s and Tyco’s ability to complete the Merger on anticipated terms and schedule, including the ability to obtain shareholder or regulatory approvals of the Merger and related transactions; risks relating to any unforeseen liabilities of Pentair or Flow Control; future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; business and management strategies and the expansion and growth of Pentair’s or Flow Control’s operations; Pentair’s and Flow Control’s ability to integrate successfully after the Merger and achieve anticipated synergies; the effects of government regulation on Pentair’s or Flow Control’s businesses; the risk that disruptions from the transaction will harm Pentair’s or Flow Control’s business; Pentair’s, Flow Control’s and Tyco’s plans, objectives, expectations and intentions generally; and other factors detailed in Pentair’s and Tyco’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including their Annual Reports on Form 10-K under the caption “Risk Factors”.  Forward-looking statements included or incorporated by reference herein are made as of the date hereof, and none of Pentair, Flow Control or Tyco undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  The Merger will be submitted to the shareholders of Pentair for their consideration.  In connection with the Merger, Flow Control will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Pentair that also constitutes a prospectus of Flow Control.  The definitive proxy statement/prospectus will be mailed to shareholders of Pentair. INVESTORS AND SECURITY HOLDERS OF PENTAIR ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Flow Control will file registration statements with the SEC registering Flow Control common shares to be issued in the Distribution and the Merger.  Tyco will file a proxy statement with the SEC that will be sent to the shareholders of Tyco.  Pentair will file a proxy statement/prospectus with the SEC that will be sent to the shareholders of Pentair.  Investors and security holders will be able to obtain free copies of the registration statements and the proxy statement (when available) and other documents filed with the SEC by Flow Control and Tyco through the web site maintained by the SEC at www.sec.gov.  Free copies of the registration statements and the proxy statement (when available) and other documents filed with the SEC can also be obtained by directing a request to Investor Relations Department, Tyco International Ltd., 9 Roszel Road, Princeton, New Jersey 08540, or from Tyco’s website, www.tyco.com, under the heading “Investor Relations” and then under the heading “SEC Filings”.  Investors and security holders may obtain copies of the documents filed with the SEC by Pentair on Pentair’s website at www.pentair.com.

Tyco, Flow Control, Pentair and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Tyco’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended September 30, 2011, which was filed with the SEC on November 16, 2011, and its proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on January 13, 2012.  A description of the interests of the directors and executive officers of Pentair is set forth in Pentair’s proxy statement for its 2012 annual meeting, which was filed with the SEC on March 9, 2012.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
2.1	Merger Agreement, dated as of March 27, 2012, among Tyco International Ltd., Tyco Flow Control International Ltd., Panthro Acquisition Co., Panthro Merger Sub, Inc. and Pentair, Inc.

2.2	Separation and Distribution Agreement, dated as of March 27, 2012, by and among Tyco International Ltd., Tyco Flow Control International Ltd. and The ADT Corporation.

99.1	Transcript of Joint Investor Conference Call of Tyco International Ltd. and Pentair, Inc.

99.2	Letter of Edward D. Breen to Tyco employees, dated March 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 30, 2012	TYCO INTERNATIONAL LTD.

	By:	/s/ Judith A. Reinsdorf
Name: Judith A. Reinsdorf
Title: Executive Vice President and General Counsel